Supplement to Prospectus Dated May 1, 1997

                          Supplement Dated May 1, 1997*

                    This Supplement is to be placed immediately preceding the Table of Contents of the Prospectus.


The Prospectus to which this supplement is added stated in the sections entitled "Sales Charge" and "Death Benefit" that any sales charge and the specified rate at which the minimum death benefit increases are specified immediately preceding the Table of Contents. This Supplement provides such information for the type of Annuity being offered to you, as follows:

         The sales charge is 1.5% of each Purchase Payment.

The specified rate at which the minimum death benefit increases is 5% per year, compounded yearly. Additional details are provided in the section entitled "Death Benefit".

         * When this Supplement accompanies the Prospectus, it supplants the Supplement "AC-NSL-SUPP (5/97)" printed on page 3 of the Prospectus.

AD-SL-SUPP (5/97)